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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Aubrey L. Dunn, Jr., President and Chief Executive Officer and George A. Rosenbaum, Jr., Executive Vice President and Chief Financial Officer of First Federal Banc of the Southwest, Inc. (the "Company") each certify in their capacity as officers of the Company that they have reviewed the annual report of the Company on Form 10-KSB for the fiscal ended September 30, 2006 and that to the best of their knowledge:

1. the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


December 26, 2006                          \s\ Aubrey L. Dunn, Jr.
-----------------------------              -------------------------------------
Date                                       Aubrey L. Dunn, Jr.
                                           President and Chief Executive Officer


December 26, 2006                          \s\ George A. Rosenbaum, Jr.
-----------------------------              -------------------------------------
Date                                       George A. Rosenbaum, Jr.
                                           Executive Vice President and
                                              Chief Financial Officer

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to First Federal Banc of the Southwest, Inc. and will be retained by First Federal Banc of the Southwest, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.